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              AIM EUROPEAN SMALL COMPANY FUND - CLASS A, B, C AND R


                       Supplement dated December 22, 2004
                   to the Prospectus dated April 30, 2004, as supplemented April 30, 2004, May 18, 2004,
              July 16, 2004, September 8, 2004 and October 12, 2004


The following replaces in its entirety information appearing under the heading "OTHER INFORMATION - FUTURE LIMITED FUND OFFERING" on page 5 of the prospectus:

         "Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may limit public sale of its shares to certain new investors after assets reach approximately $500 million.

         The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders."


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            AIM INTERNATIONAL EMERGING GROWTH FUND - CLASS A, B AND C


                       Supplement dated December 22, 2004
                   to the Prospectus dated April 30, 2004, as supplemented April 30, 2004, May 18, 2004,
              July 16, 2004, September 8, 2004 and October 12, 2004


Effective December 30, 2004, AIM International Emerging Growth Fund will change its name to "AIM International Small Company Fund".

Accordingly, the following information replaces in its entirety the second and third paragraphs under the section entitled "INVESTMENTS OBJECTIVE AND STRATEGIES" on page 1 of the prospectus:

                  "The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small international companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies. The Russell 2000(R) Index is widely regarded as representative of small cap stocks. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. Under normal conditions, the top 10 holdings may comprise up to one-third of the fund's total assets.

                  At least 80% of the fund's total assets will be invested in securities of companies located in countries outside the United States. The fund will normally invest in companies located in at least four countries outside of the United States. The fund may invest in up to 35% of its total assets in the securities of foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities of U.S. companies."

The following information is added after the section entitled "OTHER INFORMATION
- CAPITAL GAINS DISTRIBUTIONS" on page 5 of the prospectus:

         "FUTURE LIMITED FUND OFFERING

         Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may limit public sale of its shares to certain new investors after assets reach approximately $500 million.

         The fund may resume sales of shares to new investors at some future date if the Board of Trustees determines that doing so would be in the best interest of the shareholders."

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                                AIM BALANCED FUND
                             AIM BASIC BALANCED FUND
                         AIM EUROPEAN SMALL COMPANY FUND
                              AIM GLOBAL VALUE FUND
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                          AIM MID CAP BASIC VALUE FUND
                             AIM PREMIER EQUITY FUND
                             AIM SELECT EQUITY FUND
                            AIM SMALL CAP EQUITY FUND


                      (SERIES PORTFOLIO OF AIM FUNDS GROUP)


                      Supplement dated December 22, 2004 to
             the Statement of Additional Information dated April 30,
               2004, as supplemented May 18, 2004, July 16, 2004,
            September 28, 2004, October 12, 2004 and October 27, 2004



Effective December 30, 2004, AIM International Emerging Growth Fund will change its name to "AIM International Small Company Fund".

Accordingly, the following information replaces in its entirety the second paragraph appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - FOREIGN INVESTMENTS - FOREIGN SECURITIES" in the Statement of Additional Information:

                  "Each Fund may invest up to 25% of its total assets (at least 80% of total assets for AIM International Small Company Fund, at least 80% of net assets for AIM European Small Company Fund and up to 80% of total assets for AIM Global Value Fund) in foreign securities."

The following is added at the end of the discussion appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - ADDITIONAL NON-FUNDAMENTAL RESTRICTIONS" in the Statement of Additional Information:

                  "(13) AIM International Small Company Fund normally invests at least 80% of its assets in securities of small international companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions."